UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 27, 2005

World Air Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26582	20-2121036

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The HLH Building
101 World Drive
Peachtree City, Georgia 30269

(Address of Principal Executive Offices)

(770) 632-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

      ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

ITEM 1.01. Entry into a Material Definitive Agreement.

      The disclosure required by this Item 1.01 of this Current Report on Form 8-K (this “Current Report”) is set forth in Item 7.01 below, which is incorporated herein by reference.

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

      The disclosure required by this Item 2.01 of this Current Report is set forth in Item 7.01 below, which is incorporated herein by reference.

ITEM 7.01. Regulation FD Disclosure.

      World Air Holdings, Inc., a Delaware corporation (the “Registrant”), today announced the acquisition (the “Acquisition”) of North American Airlines, Inc., a Delaware corporation (“NAA”) and a privately-held airline based in Jamaica, New York, pursuant to the terms and conditions of the Stock Purchase Agreement, dated as of April 27, 2005, under which the Registrant purchased all of the issued and outstanding shares of the common stock of NAA for $35 million.

      World Airways, Inc., a Delaware corporation (“World”) and a wholly-owned subsidiary of the Registrant, and NAA will be managed independently under their respective operating certificates. NAA will maintain its operational headquarters at John F. Kennedy International Airport in New York, New York, and Registrant and World will continue to be based in Peachtree City, Georgia.

      On April 27, 2005, the Registrant issued a press release announcing the closing of the Acquisition. A copy of the press release is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

      On April 28, 2005, the Registrant issued a press release announcing certain senior management changes associated with the Acquisition. A copy of the press release is included as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

      (a) Financial statements of business acquired.

      As permitted by Item 9.01(a)(4) of Form 8-K, the Registrant will, if required, file the financial statements required by Item 9.01(a)(1) of Form 8-K pursuant to an amendment to this Current Report not later than seventy-one (71) calendar days after the date this Current Report must be filed.

      (b) Pro forma financial information.

      As permitted by Item 9.01(b)(2) of Form 8-K, the Registrant will, if required, file the pro forma financial information required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this Current Report not later than seventy-one (71) calendar days after the date this Current Report must be filed.

      (c) Exhibits

Exhibit No.	Document
99.1	Press Release of World Air Holdings, Inc. issued on April 27, 2005.

99.2	Press Release of World Air Holdings, Inc. issued on April 28, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Air Holdings, Inc. (Registrant)
Date: April 27, 2005	By:	/s/ Gilberto M. Duarte, Jr.
Gilberto M. Duarte, Jr.
Chief Financial Officer